CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Prudential Investment Portfolios 12 of our report dated December 16, 2021, relating to the financial statements and financial highlights, which appears in PGIM Jennison Technology Fund's Annual Report on Form N-CSR for the year ended October 31, 2021. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP New York, New York February 11, 2022

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Prudential Investment Portfolios 12 of our report dated December 16, 2021, relating to the financial statements and financial highlights, which appears in PGIM Jennison International Small-Mid Cap Opportunities Fund's Annual Report on Form N-CSR for the period ended October 31, 2021. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP New York, New York February 11, 2022

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Prudential Investment Portfolios 12 of our report dated December 16, 2021, relating to the financial statements and financial highlights, which appears in PGIM Jennison NextGeneration Global Opportunities Fund's Annual Report on Form N-CSR for the period ended October 31, 2021. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP New York, New York February 11, 2022